UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023
____________________________

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 26, 2023, Seagate Technology Holdings plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal first quarter ended September 29, 2023. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.
Item 7.01    Regulation FD Disclosure.
On October 26, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share, which will be payable on January 9, 2024 to shareholders of record as of the close of business on December 21, 2023.
Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investor Relations website at investors.seagate.com.
Seagate management will hold a public webcast on October 26, 2023 at 6:00 a.m. Pacific / 9:00 a.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com. During the webcast, the Company will provide an outlook for its fiscal second quarter of 2024 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the conclusion of the event and will be archived for approximately one year. Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on investors.seagate.com.
The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, programs, strategies and prospects; financial outlook for future periods, including the fiscal second quarter 2024; expectations regarding our ability to service debt and continue to generate free cash flow; expectations regarding our ability to make timely quarterly payments under the settlement agreement with the U.S. Department of Commerce’s Bureau of Industry and Security; expectations regarding logistical, macroeconomic, or other factors affecting the Company; expectations regarding our ability to execute on our cost saving plans as currently contemplated; changes to the assumptions on which the projected cost saving initiatives are based; expectations regarding market demand for the Company’s products and our ability to optimize our level of production and meet market and industry expectations and the effects of these future trends on Company’s performance; anticipated shifts in technology and storage industry trends, and anticipated demand and performance of new storage product introductions, including HAMR-based products; and expectations regarding the Company’s business strategy and performance, as well as dividend issuance plans for the fiscal quarter ending December 29, 2023 and beyond. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q or Form 10-K filed with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated October 26, 2023, of Seagate Technology Holdings plc entitled “Seagate Technology Reports Fiscal First Quarter 2024 Financial Results.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date:	October 26, 2023	By:	/s/ Gianluca Romano
		Name:	Gianluca Romano

		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)